Exhibit 10.9

Variation Agreement

The parties entered into a Loan Agreement dated 21 November 2022 (Loan Agreement). The Loan Agreement was varied by way of a letter waiver dated 17 June 2023 and further varied by a Variation Agreement dated 6 March 2024.

Nebari Gold Fund 1, LP hereby agree to vary the requirement in clause 13.3(a) of the Loan Agreement that Nova Minerals Limited (Nova) is required to have a minimum month-end consolidated cash balance of at least US$2,000,000 for the month ending 30 June 2024 to a requirement for Nova have a month-end consolidated cash balance of at least US$1,500,000 for the month ending 30 June 2024. This waiver only applies to the month ending 30 June 2024 (and not for any other month-end).

EXECUTED

EXECUTED by NOVA MINERALS LIMITED [ACN 006 690 348] in accordance with section 127 of the Corporations Act:	) ) ) )

/s/ Craig Bentley	/s/ Louie Simens
Signature of Director	Signature of Director

Craig Bentley	Louie Simens
Name of Director	Name of Director
Date 22 May 2024	Date 22 May 2024

EXECUTED by NEBARI GOLD FUND 1, LP, in a manner authorised by its constituent documents:	) )
)
)

/s/ Roderik van Losenoord
Signature of Authorised Signatory

Roderik van Losenoord - Senior Managing Director
Name of Authorised Signatory
Date

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